                              LIFE & ANNUITY TRUST

                                   PROSPECTUS

                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                                  MAY 1, 1995

             AS SUPPLEMENTED ON JUNE 23, 1995 AND SEPTEMBER 1, 1995

                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND

     Life & Annuity Trust is a professionally managed, open-end series investment company. This Prospectus contains information about four of the series of the Life & Annuity Trust -- the Asset Allocation Fund, the Growth and Income Fund, the Money Market Fund and the U.S. Government Allocation Fund (each, a "Fund" and collectively, the "Funds").

     The Asset Allocation Fund, a diversified investment portfolio, seeks over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. It seeks to achieve this objective by pursuing an "asset allocation" strategy. Using that strategy, the Asset Allocation Fund allocates and reallocates its investments among three asset classes -- common stocks, U.S. Treasury bonds, and money market instruments.

     The Growth and Income Fund, a diversified investment portfolio, seeks to earn current income and achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

     The Money Market Fund, a diversified investment portfolio, seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. SHARES OF THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     The U.S. Government Allocation Fund, a diversified investment portfolio, seeks over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. It seeks to achieve this objective by pursuing a strategy of allocating and reallocating its investments among three classes of debt securities -- long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments -- at least 65% of which will be obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies (the "Participating Insurance Companies") offering variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

     The Funds are advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Wells Fargo Nikko Investment Advisors ("WFNIA") serves as sub-adviser for the Asset Allocation Fund and the U.S. Government Allocation Fund.

     Please read this Prospectus, along with the prospectus for the VA Contract or VLI Policy accompanying this Prospectus, before investing and retain it for future reference. It sets forth concisely the information which a prospective purchaser of a VA Contract or VLI Policy should know about the Funds before making such a purchase. A Statement of Additional Information, dated May 1, 1995 ("SAI") for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. The SAI is available free of charge by writing Life & Annuity Trust at the address set forth in the Prospectus.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER TO THE FUNDS. STEPHENS INC. WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR AND DISTRIBUTOR FOR THE FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PROSPECTUS DATED MAY 1, 1995

             AS SUPPLEMENTED ON JUNE 23, 1995 AND SEPTEMBER 1, 1995

     Wells Fargo Bank also serves as the Funds' transfer and dividend disbursing agent, and as custodian for the Growth and Income Fund and the Money Market Fund. Wells Fargo Institutional Trust Company, N.A. serves as the custodian for the Asset Allocation Fund and the U.S. Government Allocation Fund. Stephens Inc. ("Stephens") is the Funds' sponsor and administrator and serves as the distributor of the Funds' shares.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Financial Highlights..................................................................    1
Participating Insurance Companies.....................................................    2
Investment Objectives and Policies of the Funds.......................................    2
Investing in the Funds................................................................    8
Dividends.............................................................................    9
The Funds, Management and Servicing Fees..............................................    9
Taxes.................................................................................   12
Fund Expenses.........................................................................   13
General Information...................................................................   13
Prospectus Appendix -- Additional Investment Policies.................................  A-1

                              FINANCIAL HIGHLIGHTS

     The following information has been derived from the Financial Highlights in the Funds' 1994 annual financial statements. The Funds' Annual Report, which includes the Fund's financial statements and other financial information about the Funds, is incorporated by reference into the SAI. These financial statements were audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 17, 1995 is also incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1994 annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.

For a share outstanding for the period ended December 31, 1994:

                                                                  Growth
                                                  Asset            and            Money           U.S. Government
                                                  Allocation      Income          Market            Allocation
                                                  Fund*           Fund**          Fund***            Fund****
-----------------------------------------------------------------------------------------------------------------
Net asset value: Beginning of period              $10.00          $10.00          $ 1.00              $ 10.00
Income from investment operations:
Net investment income                               0.30            0.14            0.03                 0.40
Net realized and unrealized gains (losses) on
  investments                                      (0.19)           0.30            0.00                (0.37)
                                                  ------          ------          ------              -------
Total from investment operations                    0.11            0.44            0.03                 0.03
Less distributions:
Dividends from net investment income               (0.30)          (0.14)          (0.03)               (0.40)
Distributions from realized capital gains          (0.10)           0.00            0.00                 0.00
                                                  ------          ------          ------              -------
Total from distributions                           (0.40)          (0.14)          (0.03)               (0.40)
                                                  ------          ------          ------              -------
Net asset value: End of period                    $ 9.71          $10.30          $ 1.00              $  9.63
                                                  ======          ======          ======              =======
Total return (not annualized)                      1.13%           4.47%           2.71%                0.41%
Ratios/supplemental data:
Net assets, end of period (000)                   $7,464          $2,136          $1,492              $   866
Number of shares outstanding, end of period
  (000)                                              769             207           1,492                   90
Ratios to average net assets (annualized)
Ratio of expenses to average net assets(1)         0.00%           0.00%           0.00%                0.00%
Ratio of net investment income to average net
  assets(2)                                        6.30%           3.00%           4.63%                7.35%
Portfolio Turnover                                    0%             21%             N/A                 130%
-----------------------------------------------------------------------------------------------------------------
(1) Ratio of net expenses to average net assets
    prior to waived fees and reimbursed expenses   2.24%          10.18%          11.43%               12.73%
(2) Ratio of net investment income (loss) to
    average net assets prior to waived fees and
    reimbursed expenses                            4.06%          (7.18)%         (6.80)%               (5.38)%
-----------------------------------------------------------------------------------------------------------------

   * The Fund commenced operations on April 15, 1994.
  ** The Fund commenced operations on April 12, 1994.
 *** The Fund commenced operations on May 19, 1994.
**** The Fund commenced operations on April 26, 1994.

                       PARTICIPATING INSURANCE COMPANIES

     The Funds are funding vehicles for VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Life & Annuity Trust currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, Life & Annuity Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. Life & Annuity Trust assumes no responsibility for such prospectuses. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. For a discussion of the voting rights of holders of VA Contracts and VLI Policies, please see the prospectuses of the Participating Insurance Companies.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

ASSET ALLOCATION FUND

     The Asset Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve its objective by pursuing an asset allocation strategy. This strategy is based upon the premise that certain asset classes from time to time are under- or over-valued relative to each other by the market, and that undervalued asset classes represent relatively better long-term, risk-adjusted investment opportunities. Timely, low-cost shifts among common stocks, U.S. Treasury bonds and money market instruments (as determined by their perceived relative over- or under-valuation) can, therefore, produce attractive investment returns. Using this strategy, WFNIA, as the Fund's investment sub-adviser, regularly determines the appropriate mix of asset classes and the Fund's portfolio is periodically adjusted to achieve this mix. The Fund is not designed to profit from short-term market changes.

     In determining the appropriate mix, WFNIA uses an investment model developed over the past 20 years, which is also used by WFNIA as a basis for managing large employee benefit trust funds and other institutional accounts. The Asset Allocation Model, which is proprietary to WFNIA, analyzes extensive financial data from numerous sources and recommends a portfolio allocation among common stocks, U.S. Treasury bonds and money market instruments. As further described in the "Prospectus Appendix -- Additional Investment Policies," WFNIA bases its investment decisions on the Asset Allocation Model's results. At any given time, substantially all of the Fund's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time.

     The following description illustrates the types of investments in which the Asset Allocation Fund's assets may be invested.

          Stock Investments. In making its stock investments, the Fund invests in substantially all of the common stocks which comprise the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")1 using, to the extent feasible, the same weighting formula used by that index. The Fund does not individually select common stocks on the basis of traditional investment analysis.

---------------

1 Standard & Poor's Corporation ("S&P") does not sponsor the Fund nor is it affiliated with the Fund, Stephens, Wells Fargo Bank or WFNIA. "S&P" and "S&P 500" are trademarks of Standard & Poor's Corporation.

          Bond Investments. The Fund purchases U.S. Treasury bonds with maturities greater than 20 years. The bond portion of the Fund's portfolio is managed to attain an average maturity of between 22 and 28 years for the U.S. Treasury bonds held. This form of debt instrument has been selected by WFNIA because of the relatively low transaction costs of buying and selling U.S. Treasury bonds and because of the low default risk associated with them.

          Money Market Investments. The money market instrument portion of the Fund's portfolio is invested in high-quality money market instruments, including obligations of the U.S. Government, its agencies or instrumentalities, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.

          Other Investments. The Fund also may enter into futures and options contracts and options on futures contracts and make margin payments in connection with such contracts, purchase securities with put rights in order to maintain liquidity, purchase unrated instruments that are determined by Wells Fargo Bank to be of investment quality comparable to other rated instruments that the Fund is permitted to purchase, and may purchase securities on a delayed delivery or when-issued basis. A more complete description of the Asset Allocation Model, certain trading policies relating to the implementation of the model's recommendations, and the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

GROWTH AND INCOME FUND

     The Growth and Income Fund seeks to earn current income and achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities which are convertible into common stocks and at least 65% of its total assets in income-producing securities. Up to 10% of the Fund's assets may be invested in securities of foreign issuers.

     Common Stocks. The Growth and Income Fund invests in common stocks of issuers that exhibit a strong earnings growth trend and that are believed by Wells Fargo Bank, as investment adviser, to have above-average prospects for future earnings growth. The Fund maintains a portfolio of common stocks diversified among industries and companies. The Fund may invest in common stocks of large companies (i.e., those companies with more than $750 million in capitalization) that Wells Fargo Bank believes offer the potential for long-term earnings growth or above-average dividend yield. Emphasis may be placed on common stocks which are trading at low price-to-earnings ratios, either relative to the overall market or to the security's historic price-to-earnings relationship, and on common stocks of issuers that have historically paid above-average dividends. Some investments also may be made in common stocks of medium and smaller sized companies (i.e., those companies with at least $250 million, but less than $750 million in capitalization) that appear to have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but that may involve greater risks than investments in larger companies.

     The Growth and Income Fund intends generally to invest less than 50% of its assets in the securities of medium and smaller sized companies and the remainder in securities of larger sized companies. However, the actual percentages may vary according to changes in market conditions and the judgment of the Fund's investment adviser of how best to achieve the Fund's investment objective.

     Convertible Securities. The Growth and Income Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above and that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt instruments or preferred stocks, which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinated to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (generally yielding a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price tend to correlate with changes in the market value of the common stock. At most, 5% of the Fund's net assets will be invested in convertible debt securities that are either rated below the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (which includes securities also known as "junk bonds"), or unrated securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth highest rating category (i.e., rated BBB by S&P or Baa by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. For additional information relating to investments in below investment-grade securities see "Additional Permitted Investment Activities -- Unrated, Downgraded and Below Investment-Grade Investments" in the Funds' SAI.

     Other Investments. The Fund may retain cash or invest some of its assets in high-quality money market instruments, consisting of U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The Fund also is permitted to lend its portfolio securities.

     The Fund also may purchase securities with put rights in order to maintain liquidity, American Depository Receipts ("ADRs") and privately issued securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933. A more complete description of the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

MONEY MARKET FUND

     The Money Market Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. The Fund only invests its assets in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments consist of obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises), obligations of domestic and foreign banks, commercial paper, and repurchase agreements and other debt obligations such as municipal obligations, asset-backed securities and securities issued by special purpose entities. The Fund also may invest in unrated instruments determined by Wells Fargo Bank to be of comparable quality to other rated instruments that the Fund is permitted to purchase and otherwise purchased in accordance with Fund procedures. A more complete description of these investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

U.S. GOVERNMENT ALLOCATION FUND

     The U.S. Government Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve its objective by pursuing a strategy of allocating and reallocating its investments among the following three classes of debt instruments: long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. This strategy is based upon the premise that those classes of debt securities from time to time are over- or under-valued relative to each other by the market, and that under-valued asset classes represent relatively better long-term investment opportunities. Timely, low-cost shifts among such securities (as determined by their perceived relative over- or under-valuation) can, therefore, produce attractive long-term investment returns. Using this strategy, WFNIA regularly determines the appropriate mix of asset classes, and the Fund's portfolio is periodically adjusted to achieve this mix. Under normal market conditions, the Fund invests at least 65% of the value of its total assets in U.S. Government obligations.

     In determining the appropriate mix, WFNIA, as the Fund's investment sub-adviser, uses an investment model, the U.S. Government Allocation Model, which is also used by WFNIA as a basis for managing large employee benefit trust funds and other institutional accounts. The model, which is proprietary to WFNIA, analyzes risk, correlation and expected return data and recommends a portfolio allocation among the three classes of debt instruments. As further described in the "Prospectus Appendix -- Additional Investment Policies," WFNIA bases its investment decisions on the model's results. At any given time, substantially all of the Fund's assets may be invested in a single asset class, and the relative allocation among the asset classes may shift significantly from time to time. The Fund is not designed to profit from short-term market changes.

     The following description illustrates the types of debt instruments in which the U.S. Government Allocation Fund's assets may be invested.

     Long-Term Investments. The Fund may purchase U.S. Treasury bonds with remaining maturities of at least 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the Fund's portfolio is expected to range between 22 and 28 years.

     Intermediate-Term Investments. The Fund may purchase U.S. Treasury notes and other U.S. Treasury securities with remaining maturities ranging from one to 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the Fund's portfolio is expected to range between three and seven years.

     Short-Term Investments. The Fund may purchase short-term money market instruments with remaining maturities of one year or less. This portion of the Fund's portfolio may be invested in the following types of short-term money market instruments: U.S. Government obligations, commercial paper, bankers' acceptances, certificates of deposit, fixed time deposits, and repurchase agreements. U.S. dollar-denominated obligations of both domestic and foreign banks may be included.

     U.S. Government obligations have been selected by Wells Fargo Bank as the Fund's principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities).

     Other Investments. The Fund also may enter into futures and options contracts and options on futures contracts and make margin payments in connection with such contracts, invest in unrated instruments determined by the Fund's adviser to be of investment quality comparable to other rated instruments that the Fund is permitted to purchase, and purchase securities on a delayed delivery or when-issued basis. A more complete description of the model and the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

PERFORMANCE

     Each Fund's performance may be advertised in terms of average annual total return and cumulative total return. In addition, the performance for the U.S. Government Allocation Fund and the Money Market Fund may be advertised in terms of yield. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance. The actual return of a holder of a VA Contract or VLI Policy is also affected by charges and fees imposed by the separate accounts of Participating Insurance Companies. Any Fund advertising is accompanied by performance information of the related insurance company separate accounts which fund the VA Contracts or VLI Policies or by an explanation that Fund performance information does not reflect separate account fees and charges.

     Each Fund's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund and assumes that all Fund dividends and capital gain distributions are reinvested.

     The yield for the U.S. Government Allocation Fund and the Money Market Fund is calculated by dividing each Fund's net investment income per share earned during a specified period (30 days for the U.S. Government Allocation Fund and seven days or 30 days for the Money Market Fund) by its net asset value per share on the last day of such period and annualizing the result. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor.

POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS

     An investment in the Funds is not insured against loss of principal. When prices of the securities that a Fund owns decline, so does the value of such Fund's shares. Although the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Also, the Funds' shares are not insured or guaranteed. Therefore, investors should be prepared to accept some risk, including possible loss of principal with the money they invest in a Fund.

     Because the Asset Allocation Fund and the U.S. Government Allocation Fund (the "Allocation Funds") may shift their investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high portfolio turnover rates, which may, in turn, result in increased brokerage and transaction costs. These costs may not be offset by the improved performance expected from the asset allocation strategies. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of a Fund's securities (with obligations having less than one year until maturity excluded).

     The debt instruments in the portfolios of the Asset Allocation Fund, the Growth and Income Fund, and the U.S. Government Allocation Fund (the "Non-Money Market Funds") are subject to interest-rate risk (i.e., the risk that increases in market interest rates may adversely affect the value of the intermediate- and long-term debt securities in which a Fund invests and hence the value of an investment in such Fund; the values of such securities generally change inversely to changes in market interest rates). During those periods in which a high percentage of the portfolio of a Fund is invested in long-term bonds, its exposure to interest-rate risk is greater because the longer maturity of those securities means their value generally is more sensitive to changes in market interest rates than shorter-term debt securities.

     The stock investments of the Asset Allocation Fund and the Growth and Income Fund are subject to equity market risk (i.e., the possibility that common stock prices will fluctuate or decline over short or even extended periods). The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The Growth and Income Fund's investments in smaller sized companies present greater risks than investments in larger sized companies with more established operating histories and financial capacity.

     Some of the permissible investments described throughout this Prospectus are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. The futures contracts and options on futures contracts that the Allocation Funds may purchase are considered derivatives. The Allocation Funds may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating and variable rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

     Wells Fargo Bank and WFNIA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Also, cash maintained by each Fund for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements.

     The use of derivatives by the Funds also is subject to broadly applicable investment policies. For example, the Funds may not invest more than a specified percentage of their assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage.

     For more information on all of the Funds' investment activities, see "Prospectus Appendix -- Investment Techniques."

     Limiting Investment Risks. The Money Market Fund, under the Investment Company Act of 1940 ("1940 Act"), must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. Of course, the Fund cannot guarantee a $1.00 share price. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (thirteen months). In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by Life & Annuity Trust's Board of Trustees.

     The Money Market Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Money Market Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Money Market Fund, since its inception, has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, have always prohibited the purchase for the Fund of many types of floating rate derivative securities that are considered potentially volatile. The following types of derivative securities are not permitted investments for the Fund:

     - capped floaters (on which interest is not paid when market rates move above a certain level);

     - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

     - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

     - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

     - inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Money Market Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as "COFI floaters." The Fund may only invest in floating rate securities that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates or federal funds rates.

     There can, of course, be no assurance that any mutual fund will achieve its investment objective. Investors should be prepared to accept that risk, as well as the risk that a Fund may under-perform

(over the short- and/or long-term) one or more of the classes of securities in which it invests. In addition, since the Life & Annuity Trust is a relatively new investment company, the Funds have a limited operating history.

                             INVESTING IN THE FUNDS

NET ASSET VALUE

     The value of each Fund's share is its "net asset value," or NAV. NAV is computed by adding the value of a Fund's portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The Non-Money Market Funds' NAV is expected to fluctuate daily. As noted above, the Money Market Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.

     The Non-Money Market Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading ("NYSE Business Day"). Wells Fargo Bank calculates each Non-Money Market Fund's NAV each NYSE Business Day as of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time).

     The Money Market Fund is open for business on the same days Wells Fargo Bank is open ("Bank Business Day"). Currently, the only Bank Business Day that is not also an NYSE Business Day is Good Friday; the only NYSE Business Days that are not also Bank Business Days are Martin Luther King, Jr. Day (observed), Columbus Day (observed) and Veterans Day. Wells Fargo Bank calculates the Money Market Fund's NAV as of 9:00 a.m. (Pacific time) each Bank Business Day.

     Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day, with respect to the Money Market Fund, and an NYSE Business Day, with respect to the other Funds.

     Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost (unless the Board of Trustees determines that amortized cost does not represent fair value), the Non-Money Market Funds' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by Life & Annuity Trust's Board of Trustees. Prices used for such valuations may be provided by independent pricing services.

     The Money Market Fund's portfolio investments are valued on the basis of amortized cost. This valuation method involves valuing a portfolio instrument at its cost at the time of purchase and thereafter assuming a constant amortization or accretion to maturity of any premium or discount, without regard to the effect of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, which reasonably approximates market value, the Money Market Fund seeks to maintain a constant NAV of $1.00 per share. The Trust's Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to maintain a stable NAV and the Fund will continue to use amortized cost valuation only as long as the Board of Trustees believes that it fairly reflects market-based NAV.

PURCHASES AND REDEMPTIONS

     The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI policies.

     Orders received by a Fund or a Fund's transfer agent are effected on each Business Day. For orders received before the close of the NYSE, purchases and redemptions of the shares of each Non-Money Market Fund are effected at the respective net asset values per share determined as of the close of the NYSE on that same day. Orders received after the close of the NYSE for shares of a Non-

Money Market Fund are effected on the next Business Day. With respect to the Money Market Fund, if orders are received by the Fund or the Fund's transfer agent by 9:00 a.m. (Pacific time), the order is executed on the same day. Orders received after 9:00 a.m. (Pacific time) for shares of the Money Market Fund generally are executed on the next Business Day.

     All orders for the purchase of shares are subject to acceptance or rejection by Life & Annuity Trust. Payment for redemptions will be made by Life & Annuity Trust's transfer agent on behalf of Life & Annuity Trust and the relevant Funds within seven days after the request is received. Life & Annuity Trust does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of Life & Annuity Trust, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                   DIVIDENDS

     Each Fund is treated separately in determining the amounts of dividends of investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at net asset value or are paid in cash at the election of the Participating Insurance Company.

     The Asset Allocation Fund and the Growth and Income Fund declare and pay a quarterly dividend, and the U.S. Government Allocation Fund declares and pays a monthly dividend, of substantially all of their respective net investment income. The Money Market Fund declares dividends daily and pays the dividends monthly. The Funds generally distribute any capital gains once a year. Dividends and distributions are invested in additional shares unless an election is made on behalf of a separate account to receive dividends or distributions in cash. Participating Insurance Companies will be informed about the amount and character of dividends and distributions from the relevant Fund for federal income tax purposes.

                    THE FUNDS, MANAGEMENT AND SERVICING FEES

     Life & Annuity Trust was organized as a Delaware Business Trust on October 28, 1993. The Board of Trustees of Life & Annuity Trust supervises each Fund's activities and monitors its contractual arrangements with various service-providers.

     Under normal circumstances, other than the shares issued to Stephens in connection with Life & Annuity Trust's creation and initial capitalization, Life & Annuity Trust offers shares of the Funds only to Participating Insurance Companies, and only Participating Insurance Companies and their separate accounts are considered shareholders of, or investors in, the Funds. Although the Participating Insurance Companies and their separate accounts are the shareholders or investors, such companies will pass through voting rights to their VA Contract and VLI Policy holders. For a discussion of the voting rights of VA Contract and VLI Policy holders, please refer to the Participating Insurance Companies' prospectuses.

     When matters are submitted for shareholder vote, shareholders of each Fund have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote, such as approval of a Fund's agreement with the Fund's investment adviser. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of the other Funds. Normally no annual meetings of shareholders will be held unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of Life & Annuity Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting on the written request of shareholders holding at least 10 percent of Life & Annuity Trust's outstanding shares.

     A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

INVESTMENT ADVISER

     Subject to the overall supervision of Life & Annuity Trust's Board of Trustees, Wells Fargo Bank, pursuant to agreements with the Funds (the "Investment Advisory Agreements"), provides investment guidance and policy direction in connection with the management of the Funds' assets. As investment adviser, Wells Fargo Bank furnishes the Board of Trustees with periodic reports on the Funds' investment strategy and performance. Wells Fargo Bank also is the Funds' transfer and dividend disbursing agent.

     Wells Fargo Bank, one of the ten largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of June 30, 1995, various divisions and affiliates of Wells Fargo Bank (including WFNIA) provided investment advisory services for approximately $211 billion of assets of individuals, trusts, estates and institutions. As of the same date, Wells Fargo Bank managed or advised approximately $28 billion in assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to seven other registered, open-end, management investment companies, each of which consists of several separately managed investment portfolios. From time to time, each of the Funds, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94163.

     For its advisory services to the Non-Money Market Funds, Wells Fargo Bank is entitled to a monthly advisory fee at the annual rate of 0.60% of each Fund's average daily net assets. For its advisory services to the Money Market Fund, Wells Fargo Bank is entitled to a monthly advisory fee at the annual rate of 0.45% of the Fund's average daily net assets. Out of its fee from the Asset Allocation Fund and the U.S. Government Allocation Fund, Wells Fargo Bank pays WFNIA for its sub-advisory services annual fees equal to 0.20% and 0.15% of the average daily net assets of the Asset Allocation Fund and the U.S. Government Allocation Fund, respectively. From time to time, Wells Fargo Bank may waive its fees in whole or in part. Any such waiver will reduce a Fund's expenses and, accordingly, have a favorable impact on a Fund's total return and yield. For the year ended December 31, 1994, Wells Fargo Bank waived all advisory fees payable to it under the respective Investment Advisory Agreements for the Asset Allocation, Growth and Income, Money Market and U.S. Government Allocation Funds.

     Pursuant to sub-advisory agreements, Wells Fargo Bank has delegated certain advisory responsibilities to WFNIA for the Asset Allocation Fund and the U.S. Government Allocation Fund. Wells Fargo Bank has retained authority over the management of each Fund and the investment and disposition of each Fund's assets. Wells Fargo Bank may reject any investment recommendations or decisions for a Fund if Wells Fargo Bank determines that rejecting such recommendations or decisions is consistent with the best interests of the Fund. WFNIA is located at 45 Fremont Street, San Francisco, California 94105. WFNIA is a general partnership owned 50% by a wholly-owned subsidiary of Wells Fargo Bank and 50% by a subsidiary of The Nikko Securities Co., Ltd., a Japanese investment firm. WFNIA also serves as investment adviser to other registered open-end management investment companies. On June 21, 1995, Wells Fargo & Co. and The Nikko Securities Co., Ltd. signed a definitive agreement to sell their joint venture interest in WFNIA to Barclays PLC of the

U.K. The sale, which is subject to the approval of appropriate regulatory authorities, is expected to close in the fourth quarter of 1995.

     Barclays is the largest clearing bank in the U.K., with $259 billion in total assets. Barclays has announced its intention to combine WFNIA with the quantitative group of BZW Asset Management ("BZWAM"), its international asset management arm. BZWAM is the largest quantitative fund manager in Europe, with approximately $32 billion of quantitative funds under management, as of March 31, 1995. The BZW Division of Barclays, of which BZWAM forms a part, is the investment banking arm of Barclays and offers a full range of investment banking, capital markets and asset management services.

     Under the 1940 Act, this proposed change of control of WFNIA would result in an assignment and termination of the current Sub-Investment Advisory Agreement between WFNIA, Wells Fargo Bank and the Funds. Subject to the approval of Life & Annuity Trust's Board of Trustees, it is contemplated that a special meeting of shareholders of the Funds will be convened to consider a new Sub-Investment Advisory Agreement with WFNIA, which will become effective only upon the change of control of WFNIA. It is not anticipated that the proposed change of control will change the investment objective or overall investment strategy of the Funds.

     Robert W. Bissell has been responsible for the day-to-day management of the portfolio of the Growth and Income Fund since its inception. Mr. Bissell joined Wells Fargo Bank at the time of its merger with Crocker Bank and has been with the combined organization for over 20 years. Prior to joining Wells Fargo Bank, he was a vice president and investment counsel with M.H. Edie Investment Counseling, where he managed institutional and high-net-worth portfolios. Mr. Bissell holds a finance degree from the University of Virginia. He is a chartered financial analyst and a member of the Los Angeles Society of Financial Analysts.

     Allen Wisniewski also has been responsible for the day-to-day management of the portfolio of the Growth and Income Fund since its inception. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. degree and M.B.A. degree in economics and finance from the University of California at Los Angeles. He is responsible for managing approximately $500 million in assets for Wells Fargo Bank, including equity and balanced accounts for high net worth individuals and pensions. He is a member of the Los Angeles Society of Financial Analysts.

     The portfolios of the Allocation Funds are managed based on the recommendations of computer models, and no person is primarily responsible for making recommendations or investment decisions.

     Morrison & Foerster, counsel to Life & Annuity Trust and special counsel to Wells Fargo Bank, has advised Life & Annuity Trust and Wells Fargo Bank that Wells Fargo Bank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations could prevent Wells Fargo Bank from continuing to perform, in whole or in part, such services. If Wells Fargo Bank were prohibited from performing any such services, it is expected that the Trustees of Life & Annuity Trust would recommend to the Funds' shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Wells Fargo Institutional Trust Company, N.A. ("WFITC") serves as the custodian for the Allocation Funds. WFITC, located at 45 Fremont Street, San Francisco, California 94105, is a special purpose trust company that is owned 99.9% by WFNIA and 0.1% by Wells Fargo & Company.

     Wells Fargo Bank serves as the custodian for the Money Market Fund and the Growth and Income Fund. Wells Fargo Bank performs these services at its address above.

     Wells Fargo Bank serves as the Funds' transfer and dividend disbursing agent. Wells Fargo Bank performs the transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     Stephens is the Funds' sponsor and administrator and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

     Subject to the overall supervision of Life & Annuity Trust's Board of Trustees, Stephens provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to Life & Annuity Trust's Trustees and officers. Stephens also furnishes office space and certain facilities to conduct each Fund's business, and compensates Life & Annuity Trust's Trustees, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. From time to time, Stephens may waive its fees from a Fund in whole or in part. Any such waiver will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield and total return.

     Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with Life & Annuity Trust pursuant to which Stephens has the responsibility for distributing shares of the Funds.

     Stephens, as distributor of each Fund's shares, or the Participating Insurance companies that offer VA Contracts and VLI Policies that are funded by the Funds, bears all of the Funds' marketing expenses. These expenses include the cost of printing prospectuses, statements of additional information and other sales-related materials.

                                     TAXES

     Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). By complying with the applicable provisions of the Code, the Funds will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders. Unless a shareholder is exempt from taxation or entitled to tax deferral, dividends from the investment income (including net short-term capital gains, if any) declared and paid by each Fund will be treated as ordinary income by Participating Insurance Companies. Distributions of net long-term capital gains paid are treated as such by Participating Insurance Companies for federal income tax purposes. The Funds intend to pay out all of their net investment income and net realized capital gains (if any) for each year. Each year, the Funds will notify shareholders as to the amount and tax status of all dividends and capital gains during the prior year.

     Dividends and capital gain distributions (if any) declared in a calendar year will be taxable in the year they are declared regardless of when they are paid. Such distributions are taxable whether they are taken in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares.

     The Funds intend to comply with the diversification requirements of Section 817(h) of the Code. Such compliance means that the Participating Insurance Companies, rather than the holders of VA Contracts and VLI Policies, should be subject to tax on distributions received with respect to Fund shares.

     The foregoing is a brief discussion of certain federal income tax considerations. Federal income taxation of separate accounts of life insurance companies, VA Contracts and VLI Policies is discussed in the prospectuses of the Participating Insurance Companies. Please see the Statement of Additional Information for further information regarding the tax implications of investment in shares of the Funds. Prospective purchasers of a VA Contract or VLI Policy with questions should also consult their tax advisors.

                                 FUND EXPENSES

     From time to time Wells Fargo Bank and Stephens may waive all or a portion of the fees payable to them and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, therefore, increase the amount of the Fund's distributions. Except for the expenses borne by Wells Fargo Bank and Stephens, Life & Annuity Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory and administration fees; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of Life & Annuity Trust are allocated among all of the Funds of Life & Annuity Trust in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as Life & Annuity Trust's Board of Trustees deems equitable.

                              GENERAL INFORMATION

     The Funds' SAI and this prospectus omit certain information contained in the Registration Statement that the Funds have filed with the SEC under the Securities Act of 1993 and the 1940 Act, and reference is hereby made to the Registration Statement and its exhibits and amendments for further information about the Funds and the shares offered hereby. The Registration Statement and its exhibits and amendments are available for public inspection at the SEC in Washington, D.C.

             PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Asset Allocation Model

     WFNIA compares the Asset Allocation Fund's investments daily to the computer Asset Allocation Model's recommended asset allocation. Any recommended reallocation is implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by WFNIA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund may invest the net proceeds from the sale of shares of the Fund and may liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the computer model. Notwithstanding any recommendation of the computer model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and WFNIA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to differences in the equilibrium asset mix assumption used for the various portfolios, timing differences in the implementation of the model's recommendations for each portfolio and differences in portfolio expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index.

     In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

  U.S. Government Allocation Model

     WFNIA compares the U.S. Government Allocation Fund's investments daily to the computer U.S. Government Allocation Model's recommended allocation. Any recommended reallocation is implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by WFNIA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Fund may invest the net proceeds from the sale of shares of the Fund and may liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the computer model. Notwithstanding any recommendation of the computer model to the contrary, the Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     A key component of the model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the U.S. Government Allocation Model currently are:
(i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes, and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment returns for each class of fixed-income security; and (iii) the expected statistical correlation of investment return among the various classes of fixed-income investments. Using this and other data, the model is run daily to determine the recommended allocation.

     WFNIA manages other portfolios which invest in accordance with a substantially similar version of the U.S. Government Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to timing differences in the implementation of the model's recommendations for each portfolio, differences in expenses and liquidity requirements, and the other portfolios' ability to invest more of their assets in investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Although WFNIA intends to use the model as a basis for its investment recommendations with respect to the U.S. Government Allocation Fund, WFNIA may change from time to time the criteria and methods it uses to implement the model's recommendations if it believes such a change is desirable for the Fund.

  Delayed Delivery Transactions

     The Funds may purchase securities on a delayed delivery or when-issued basis, with payment and delivery taking place at a future date. The market value of securities purchased in this manner may change before the delivery date, which could affect the market value of a Fund's portfolio assets. Ordinarily, a Fund will not earn interest on securities until they are delivered. When delayed delivery or when-issued purchase orders are outstanding, a Fund will segregate cash, U.S. Government obligations of other high quality debt instruments to cover its purchase obligations.

  Floating and Variable Rate Instruments

     Certain of the debt instruments that the Funds may purchase bear interest at rates that are not fixed, but vary with, for example, changes in specified market rates or indices or specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The floating and variable rate instruments that the Funds may purchase include certificates of participation in such obligations purchased from banks. The Money Market Fund may invest in floating and variable rate obligations even if they carry stated maturities in excess of thirteen months, upon compliance with certain conditions of the SEC, in which case such obligations will be treated in accordance with these conditions as having maturities not exceeding thirteen months. Wells Fargo Bank, as investment adviser, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the date a Fund elects to demand payment and the date payment is due. Such events may affect the ability of the issuer of the instrument to make payment when due, thereby affecting a Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

  Foreign Obligations

     The Funds may invest up to 25% of their respective assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  Letters of Credit

     Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Money Market Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Money Market Fund.

  Loans of Portfolio Securities

     The Non-Money Market Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to a Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, a Fund's investment adviser considers all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Non-Money Market Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral do not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund, if permitted by law, will dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. No Fund will lend securities having a total value that exceeds one third of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Non-Money Market Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Life & Annuity Trust, the investment adviser, or the Distributor.

  Money Market Instruments and Temporary Investments

     In accordance with their investment policies, the Funds may invest varying percentages of their assets in money market instruments. In addition, the Funds may have temporary cash balances on account of new purchases, dividends, interest and reserves for redemptions, and which the Funds may invest in the following high-quality money market instruments: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations") (discussed below); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("Bank Instruments"); (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; (iv) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment; (v) certain floating and variable rate instruments; (vi) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) are among the 75 largest foreign banks in the world as determined on the basis of assets; (c) have branches or agencies in the United States; and (d) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

  Other Investment Companies

     Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchase is limited to temporary investments in shares of unaffiliated investment companies and each Fund's investment adviser waives its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

  Repurchase Agreements

     The Funds may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds may enter into repurchase agreements only with respect to those debt instruments which are permissible investments for the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than one year. However, the term of repurchase agreements entered into on behalf of the Money Market Fund will always be less than thirteen months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited. The Funds only will enter into repurchase agreements with registered broker/dealers and commercial banks that meet guidelines established by Life & Annuity Trust's Board of Trustees and are not affiliated with the Funds' investment adviser.

  Short-Term Corporate Debt Instruments

     The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     Such Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Such Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

  U.S. Government Obligations

     The Funds may invest in the various types of short-term securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of U.S. Government agencies or instrumentalities are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or the timing of receipt of payments due to their structure or contract terms.

INVESTMENT TECHNIQUES

  Futures Transactions

     None of the Funds is a commodity pool. To the extent permitted by applicable regulations, each Allocation Fund is permitted to use futures contracts and options on futures contracts as substitutes for comparable market positions in the underlying securities. These contracts and options may include stock index and interest rate futures contracts and options thereon. The use of futures contracts and options thereon as substitutes for comparable market positions involves certain risks, including, for the reasons described below, the risk of imperfect correlation between the value of the Allocation Fund's futures or options position and the value of the underlying index or securities.

     Each Allocation Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, an Allocation Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures contract options would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to regulations and/or published positions of the SEC, an Allocation Fund may be required to segregate cash, U.S. Government obligations or other high quality debt instruments in connection with its futures transactions in an amount generally equal to the entire value of the contract amount.

     Initially, when purchasing or selling futures contracts an Allocation Fund will be required to deposit with a custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Allocation Fund may elect to close the position by taking an opposite position, at the then-prevailing price, thereby terminating its existing position in the contract.

     Although each Allocation Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Allocation Fund to substantial losses. If it is not possible, or the Allocation Fund determines not, to close a futures position in anticipation of adverse price movements, it may be required to make daily cash payments of variation margin.

     A futures contract obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or interest-rate index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks or instruments in the index occurs. With respect to indexes that are permitted investments, each Allocation Fund intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. Upon exercise of the option, the writer/seller is required to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer/seller and holder/buyer of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

INVESTMENT POLICIES

     Each Fund's investment objective, as set forth in the "Investment Objectives and Policies of the Funds" section, is fundamental; that is, it may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the Funds' SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Board of Trustees determines, however, that a substantive change in a non-fundamental investment policy or strategy is in the best interests of a Fund's shareholders, the Board may make such change without shareholder approval and will disclose any such material changes in the affected Fund's then-current prospectus.

     As matters of fundamental policy, each Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result, with respect to 75% of a Fund's assets, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer;
(ii) borrow from banks up to 20%, with respect to the Asset Allocation Fund and the U.S. Government Allocation Fund, or 10%, with respect to the other Funds, of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20%, with respect to the Asset Allocation Fund and the U.S. Government Allocation Fund, or 10% with respect to the other Funds, of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (iii) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that: (a) each Fund may invest 25% or more of its assets in U.S. Government obligations; (b) the Money Market Fund may concentrate its assets in obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks); and
(c) the Asset Allocation Fund is permitted to concentrate its assets in any industry for the same period as does the S&P 500 Index, and the Asset Allocation Fund's money market investments may be concentrated in the banking industry. However, the Asset Allocation Fund's money market investments in the banking industry will not represent 25% or more of its total assets unless the SEC staff has confirmed that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry. In addition, as a matter of fundamental policy, the Money Market Fund may not make loans of portfolio securities or assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and the other Funds may make such loans in accordance with their investment policies.

     With respect to paragraph (i), it may be possible that the aggregate ownership by Life & Annuity Trust would exceed 10% of the outstanding voting securities of an issuer. With respect to paragraph (ii) above, each Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to loans of portfolio securities, the Asset Allocation Fund presently does not intend to put at risk more than 5% of its assets during the coming year.

     As a matter of non-fundamental policy, each Fund except the Money Market Fund may invest up to 15% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. The Money Market Fund may invest up to 10% of its net assets in illiquid securities.